Exhibit 32

CERTIFICATION
 Pursuant to 18 U.S.C. 1350
 (Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Organic Treehouse Ltd. (the “Company”) for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Sophia Movshina, President (Principal Executive Officer) and Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2012	By:	By: /s/ Sophia Movshina
Name: Sophia Movshina
Title: President, Treasurer and Secretary
Principal Executive Officer and Principal Financial and Accounting Officer and Director